Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2020

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	8
	Capitalization/Book Value per Common Share	9
	Spread Results	10

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	10
	Annuity Account Balance Rollforward	10
	Annuity Deposits by Product Type	11
	Surrender Charge Protection and Account Values by Product Type	11
	Annuity Liability Characteristics	12

C.	Investment Summary
	Summary of Invested Assets	15
	Credit Quality of Fixed Maturity Securities	15
	Watch List Securities	15
	Fixed Maturity Securities by Sector	16
	Mortgage Loans on Real Estate	17

D.	Shareholder Information	19

E.	Research Analyst Coverage	20

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2020	December 31, 2019
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$47,538,893	$51,580,490
Mortgage loans on real estate	4,165,489	3,448,793
Derivative instruments	1,310,954	1,355,989
Other investments	590,078	492,301
Total investments	53,605,414	56,877,573

Cash and cash equivalents	9,095,522	2,293,392
Coinsurance deposits	4,844,927	5,115,013
Accrued investment income	398,082	472,826
Deferred policy acquisition costs	2,045,812	2,923,454
Deferred sales inducements	1,328,857	1,966,723
Income taxes recoverable	862	—
Other assets	70,198	47,571
Total assets	$71,389,674	$69,696,552

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$61,768,246	$61,893,945
Other policy funds and contract claims	240,904	256,105
Notes payable	495,668	495,116
Subordinated debentures	78,112	157,265
Deferred income taxes	564,003	177,897
Income taxes payable	—	429
Other liabilities	1,668,025	2,145,676
Total liabilities	64,814,958	65,126,433

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	—
Common stock	95,721	91,107
Additional paid-in capital	1,681,127	1,212,311
Accumulated other comprehensive income	2,429,285	1,497,921
Retained earnings	2,368,555	1,768,764
Total stockholders' equity	6,574,716	4,570,119
Total liabilities and stockholders' equity	$71,389,674	$69,696,552

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenues:
Premiums and other considerations	$10,279	$8,846	$39,382	$23,534
Annuity product charges	65,963	62,722	251,227	240,035
Net investment income	521,725	588,217	2,182,078	2,307,635
Change in fair value of derivatives	443,867	466,434	34,666	906,906
Net realized gains (losses) on investments	(12,135)	7,029	(80,680)	6,962
Other than temporary impairment (OTTI) losses on investments:
Total OTTI losses	—	(17,412)	—	(18,511)
Portion of OTTI losses recognized from other comprehensive income	—	—	—	(215)
Net OTTI losses recognized in operations	—	(17,412)	—	(18,726)
Loss on extinguishment of debt	—	(2,001)	(2,024)	(2,001)
Total revenues	1,029,699	1,113,835	2,424,649	3,464,345

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	13,066	11,553	49,742	35,418
Interest sensitive and index product benefits	325,912	399,514	1,543,270	1,287,576
Amortization of deferred sales inducements	22,768	91,260	438,164	88,585
Change in fair value of embedded derivatives	568,836	147,879	(1,286,787)	1,454,042
Interest expense on notes payable	6,391	6,384	25,552	25,525
Interest expense on subordinated debentures	1,325	3,651	5,557	15,764
Amortization of deferred policy acquisition costs	26,145	133,573	649,554	87,717
Other operating costs and expenses	55,321	39,194	183,636	154,153
Total benefits and expenses	1,019,764	833,008	1,608,688	3,148,780
Income before income taxes	9,935	280,827	815,961	315,565
Income tax expense	1,193	60,677	144,501	69,475
Net income	8,742	220,150	671,460	246,090
Less: Preferred stock dividends	15,004	—	33,515	—
Net income (loss) available to common stockholders	$(6,262)	$220,150	$637,945	$246,090

Earnings (loss) per common share	$(0.07)	$2.41	$6.93	$2.70
Earnings (loss) per common share - assuming dilution	$(0.07)	$2.40	$6.90	$2.68

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	92,904	91,314	92,055	91,139
Earnings (loss) per common share - assuming dilution	93,352	91,883	92,392	91,782

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Revenues:
Traditional life insurance premiums	$701	$708	$722	$823	$762
Life contingent immediate annuity considerations	9,578	9,699	10,310	6,841	8,084
Surrender charges	17,009	16,447	19,390	19,705	15,092
Lifetime income benefit rider fees	48,954	45,830	44,048	39,844	47,630
Net investment income	521,725	543,331	543,704	573,318	588,217
Change in fair value of derivatives	443,867	205,011	327,662	(941,874)	466,434
Net realized gains (losses) on investments	(12,135)	(22,321)	(25,888)	(20,336)	7,029
Net OTTI losses recognized in operations	—	—	—	—	(17,412)
Loss on extinguishment of debt	—	—	—	(2,024)	(2,001)
Total revenues	1,029,699	798,705	919,948	(323,703)	1,113,835

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,091	655	702	621	835
Life contingent immediate annuity benefits and change in future policy benefits	11,975	12,618	12,629	9,451	10,718
Interest sensitive and index product benefits (a)	325,912	576,147	240,992	400,219	399,514
Amortization of deferred sales inducements (b)(d)	22,768	416,983	(75,178)	73,591	91,260
Change in fair value of embedded derivatives (c)(d)	568,836	(1,732,497)	1,126,935	(1,250,061)	147,879
Interest expense on notes payable	6,391	6,388	6,388	6,385	6,384
Interest expense on subordinated debentures	1,325	1,323	1,321	1,588	3,651
Amortization of deferred policy acquisition costs (b)(d)	26,145	622,596	(119,889)	120,702	133,573
Other operating costs and expenses	55,321	42,738	41,951	43,626	39,194
Total benefits and expenses	1,019,764	(53,049)	1,235,851	(593,878)	833,008
Income (loss) before income taxes	9,935	851,754	(315,903)	270,175	280,827
Income tax expense (benefit) (e)	1,193	184,554	(68,474)	27,228	60,677
Net income (loss) (a)(b)(c)(d)(e)	8,742	667,200	(247,429)	242,947	220,150
Less: Preferred stock dividends	15,004	5,950	5,950	6,611	—
Net income (loss) available to common stockholders (a)(b)(c)(d)(e)	$(6,262)	$661,250	$(253,379)	$236,336	$220,150

Earnings (loss) per common share	$(0.07)	$7.20	$(2.76)	$2.58	$2.41
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)	$(0.07)	$7.17	$(2.76)	$2.57	$2.40

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	92,904	91,861	91,803	91,644	91,314
Earnings (loss) per common share - assuming dilution	93,352	92,163	92,027	92,021	91,883
(a)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and decreased both net income and net income available to common stockholders by $224.4 million and decreased earnings per common share - assuming dilution by $2.44 per share.
(b)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $391.4 million and $589.2 million, respectively, and decreased both net income and net income available to common stockholders by $769.8 million and decreased earnings per common share - assuming dilution by $8.35 per share.
(c)Q3 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $2,111.1 million and increased both net income and net income available to common stockholders by $1,657.2 million and increased earnings per common share - assuming dilution by $17.98 per share.
(d)Q2 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $230.1 million, increased amortization of deferred sales inducements and deferred policy acquisition costs by $36.7 million and $57.6 million, respectively, and decreased both net loss and net loss available to common stockholders by $106.5 million and reduced loss per common share - assuming dilution by $1.16 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except per share data)

(e)Q1 2020 includes a tax benefit related to the provision of the Coronavirus Aid, Relief, and Economic Security Act, (“the CARES ACT”)  which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased both net income and net income available to common stockholders by $30.8 million and increased earnings per common share - assuming dilution by $0.33 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net income (loss) available to common stockholders	$(6,262)	$220,150	$637,945	$246,090
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	9,369	7,606	59,355	7,361
Change in fair value of derivatives and embedded derivatives - fixed index annuities	90,616	(127,777)	(783,157)	373,221
Change in fair value of derivatives - interest rate caps and swap	—	(167)	(848)	1,247
Income taxes	(21,996)	26,023	155,808	(79,736)
Non-GAAP operating income available to common stockholders	$71,727	$125,835	$69,103	$548,183

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(0.07)	$2.40	$6.90	$2.68
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Net realized gains/losses on financial assets, including credit losses	0.10	0.08	0.64	0.08
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.97	(1.39)	(8.47)	4.07
Change in fair value of derivatives - interest rate caps and swap	—	—	(0.01)	0.01
Income taxes	(0.23)	0.28	1.69	(0.87)
Non-GAAP operating income available to common stockholders	$0.77	$1.37	$0.75	$5.97
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$11,374	$10,383	$79,330	$11,764
Amortization of DAC and DSI	(2,005)	(2,777)	(19,975)	(4,403)
Income taxes	(2,024)	(1,643)	(12,821)	875
	$7,345	$5,963	$46,534	$8,236
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$152,386	$(222,927)	$(1,279,644)	$368,650
Interest rate caps and swap	—	(167)	(848)	1,247
Amortization of DAC and DSI	(61,770)	95,150	496,487	4,571
Income taxes	(19,972)	27,666	168,629	(80,611)
	$70,644	$(100,278)	$(615,376)	$293,857

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Net income (loss) available to common stockholders	$(6,262)	$661,250	$(253,379)	$236,336	$220,150
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	9,369	15,145	18,492	16,349	7,606
Change in fair value of derivatives and embedded derivatives - fixed index annuities	90,616	(1,176,909)	423,590	(120,454)	(127,777)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(848)	(167)
Income taxes	(21,996)	250,701	(95,599)	22,702	26,023
Non-GAAP operating income (loss) available to common stockholders (b)(c)(d)	$71,727	$(249,813)	$93,104	$154,085	$125,835

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(0.07)	$7.17	$(2.76)	$2.57	$2.40
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of net loss	—	—	0.01	—	—
Anti-dilutive effect of operating loss	—	0.01	—	—	—
Net realized gains/losses on financial assets, including credit losses	0.10	0.16	0.20	0.17	0.08
Change in fair value of derivatives and embedded derivatives - fixed index annuities	0.97	(12.77)	4.60	(1.31)	(1.39)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(0.01)	—
Income taxes	(0.23)	2.71	(1.04)	0.25	0.28
Non-GAAP operating income (loss) available to common stockholders (b)(c)(d)	$0.77	$(2.72)	$1.01	$1.67	$1.37
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.
(b)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $224.4 million and $2.44 per share, respectively.
(c)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $57.5 million and $91.0 million, respectively, and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $116.5 million and $1.26 per share, respectively.
(d)Q1 2020 includes a tax benefit related to the provision of the CARES ACT which was signed into legislation on March 27, 2020 and allows net operating losses for 2018 through 2020 to be carried back to previous tax years in which a 35% statutory tax rate was in effect. The impact reduced income tax expense and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $30.8 million and $0.33 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Net realized (gains) losses on investments	$12,135	$22,321	$25,888	$20,336	$(7,029)
Net OTTI losses recognized in operations	—	—	—	—	17,412
Change in fair value of derivatives	(416,450)	(203,088)	(413,489)	1,039,322	(370,973)
Increase (decrease) in total revenues	(404,315)	(180,767)	(387,601)	1,059,658	(360,590)

Amortization of deferred sales inducements	22,785	(303,710)	115,511	(29,683)	(37,374)
Change in fair value of embedded derivatives	(568,836)	1,732,497	(1,126,935)	1,250,061	(147,879)
Interest sensitive and index product benefits (a)	761	1,298	612	(1,321)	—
Amortization of deferred policy acquisition costs	40,990	(449,088)	181,129	(54,446)	(54,999)
Increase (decrease) in total benefits and expenses	(504,300)	980,997	(829,683)	1,164,611	(240,252)
Increase in income (loss) before income taxes	99,985	(1,161,764)	442,082	(104,953)	(120,338)
Increase (decrease) in income tax expense (benefit)	21,996	(250,701)	95,599	(22,702)	(26,023)
Increase (decrease) in net income (loss) available to common stockholders	$77,989	$(911,063)	$346,483	$(82,251)	$(94,315)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,112	78,037	77,964	77,893	159,272
Total debt	578,112	578,037	577,964	577,893	659,272
Total stockholders’ equity	6,574,716	6,118,734	5,062,059	3,522,757	4,570,119
Total capitalization	7,152,828	6,696,771	5,640,023	4,100,650	5,229,391
Accumulated other comprehensive income (AOCI)	(2,429,285)	(2,112,111)	(1,719,839)	(219,974)	(1,497,921)
Total capitalization excluding AOCI (a)	$4,723,543	$4,584,660	$3,920,184	$3,880,676	$3,731,470

Total stockholders’ equity	$6,574,716	$6,118,734	$5,062,059	$3,522,757	$4,570,119
Equity available to preferred stockholders (b)	(700,000)	(700,000)	(700,000)	(400,000)	(400,000)
Total common stockholders' equity (c)	5,874,716	5,418,734	4,362,059	3,122,757	4,170,119
Accumulated other comprehensive income	(2,429,285)	(2,112,111)	(1,719,839)	(219,974)	(1,497,921)
Total common stockholders’ equity excluding AOCI (c)	3,445,431	3,306,623	2,642,220	2,902,783	2,672,198
Net impact of fair value accounting for derivatives and embedded derivatives	(166,453)	(237,099)	685,839	353,853	448,924
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$3,278,978	$3,069,524	$3,328,059	$3,256,636	$3,121,122

Common shares outstanding	95,720,622	91,931,837	91,595,066	91,497,841	91,107,555

Book Value per Common Share: (d)
Book value per common share	$61.37	$58.94	$47.62	$34.13	$45.77
Book value per common share excluding AOCI (c)	$35.99	$35.97	$28.85	$31.73	$29.33
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (c)	$34.26	$33.39	$36.33	$35.59	$34.26

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	10.6%	10.9%	12.8%	12.9%	13.4%
Total debt / Total capitalization	12.2%	12.6%	14.7%	14.9%	17.7%
(a)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(b)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(c)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(d)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(e)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Spread Results

Year Ended December 31,
2020	2019		Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
4.12%	4.52%	Average yield on invested assets	3.88%	4.10%	4.12%	4.36%	4.52%
1.69%	1.84%	Aggregate cost of money	1.63%	1.66%	1.73%	1.72%	1.75%
2.43%	2.68%	Aggregate investment spread	2.25%	2.44%	2.39%	2.64%	2.77%

		Impact of:
0.08%	0.06%	Investment yield - additional prepayment income	0.11%	0.10%	0.03%	0.06%	0.12%
0.02%	0.03%	Cost of money effect of over (under) hedging	0.01%	0.03%	(0.01)%	0.05%	0.05%

$53,096,408	$51,072,498	Weighted average investments	$53,836,378	$53,024,798	$52,901,215	$52,623,239	$52,141,459
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Year Ended December 31,
2020	2019		Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
		Included in interest sensitive and index product benefits:
$747,489	$587,818	Index credits	$195,927	$174,747	$97,875	$278,940	$277,798
192,468	196,907	Interest credited	49,551	47,376	46,594	48,947	49,482
		Included in change in fair value of derivatives:
(758,604)	(605,005)	Proceeds received at option expiration	(197,921)	(178,405)	(97,015)	(285,263)	(284,624)
716,857	781,841	Pro rata amortization of option cost	170,505	176,481	182,841	187,030	188,984
$898,210	$961,561	Cost of money for deferred annuities	$218,062	$220,199	$230,295	$229,654	$231,640

$53,269,994	$52,278,357	Weighted average liability balance outstanding	$53,531,441	$53,059,376	$53,214,255	$53,274,905	$53,092,419
Annuity Account Balance Rollforward

Year Ended December 31,
2020	2019		Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
$53,233,898	$51,053,450	Account balances at beginning of period	$53,006,150	$53,112,600	$53,315,909	$53,233,898	$52,950,937
3,613,269	4,661,171	Net deposits	1,830,816	557,675	543,026	681,752	838,761
93,610	177,942	Premium bonuses	25,143	21,205	22,710	24,552	36,983
939,957	784,725	Fixed interest credited and index credits	245,478	222,123	144,469	327,887	327,280
(72,551)	(71,565)	Surrender charges	(17,009)	(16,447)	(19,390)	(19,705)	(15,092)
(178,676)	(168,470)	Lifetime income benefit rider fees	(48,954)	(45,830)	(44,048)	(39,844)	(47,630)
(3,572,782)	(3,203,355)	Surrenders, withdrawals, deaths, etc.	(984,899)	(845,176)	(850,076)	(892,631)	(857,341)
$54,056,725	$53,233,898	Account balances at end of period	$54,056,725	$53,006,150	$53,112,600	$53,315,909	$53,233,898

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Year Ended December 31,
2020	2019		Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019
		American Equity Life:
$1,992,059	$4,058,638	Fixed index annuities	$500,495	$432,602	$472,899	$586,063	$765,180
8,128	11,245	Annual reset fixed rate annuities	1,664	1,817	2,316	2,331	1,843
395,982	1,613	Multi-year fixed rate annuities	394,999	531	83	369	306
33,461	12,002	Single premium immediate annuities	7,774	10,205	10,084	5,398	4,873
2,429,630	4,083,498		904,932	445,155	485,382	594,161	772,202
		Eagle Life:
345,519	646,903	Fixed index annuities	106,170	60,476	72,371	106,502	67,784
97	199	Annual reset fixed rate annuities	—	39	17	41	6
907,151	232,613	Multi-year fixed rate annuities	833,765	68,206	1,031	4,149	81,041
1,252,767	879,715		939,935	128,721	73,419	110,692	148,831
		Consolidated:
2,337,578	4,705,541	Fixed index annuities	606,665	493,078	545,270	692,565	832,964
8,225	11,444	Annual reset fixed rate annuities	1,664	1,856	2,333	2,372	1,849
1,303,133	234,226	Multi-year fixed rate annuities	1,228,764	68,737	1,114	4,518	81,347
33,461	12,002	Single premium immediate annuities	7,774	10,205	10,084	5,398	4,873
3,682,397	4,963,213	Total before coinsurance ceded	1,844,867	573,876	558,801	704,853	921,033
35,667	290,040	Coinsurance ceded	6,277	5,996	5,691	17,703	77,399
$3,646,730	$4,673,173	Net after coinsurance ceded	$1,838,590	$567,880	$553,110	$687,150	$843,634
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at December 31, 2020:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.8	6.3	10.1%	$50,805,202	94.0%
Annual Reset Fixed Rate Annuities	9.2	2.8	5.3%	1,392,825	2.6%
Multi-Year Fixed Rate Annuities	4.4	2.8	7.6%	1,858,698	3.4%
Total	12.4	6.1	9.9%	$54,056,725	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$821,579	$3,002,716
0.0% < 2.0%	16,419	262,384
2.0% < 3.0%	37,922	1,951,839
3.0% < 4.0%	87,012	2,409,112
4.0% < 5.0%	46,626	1,931,519
5.0% < 6.0%	267,881	2,978,897
6.0% < 7.0%	37,229	1,993,112
7.0% < 8.0%	79,400	4,564,942
8.0% < 9.0%	63,272	3,637,588
9.0% < 10.0%	1,343,422	3,585,668
10.0% or greater	450,761	24,487,425
	$3,251,523	$50,805,202

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$3,824,295	0.00%
2021	1,167,342	2.86%
2022	1,646,140	3.66%
2023	4,955,486	5.46%
2024	4,920,382	5.78%
2025	6,321,794	7.71%
2026	5,118,551	9.36%
2027	4,406,156	11.06%
2028	4,639,590	11.92%
2029	5,939,907	13.38%
2030	3,891,867	15.18%
2031	2,903,255	17.41%
2032	1,986,854	18.06%
2033	1,146,341	18.48%
2034	722,614	18.96%
2035	316,128	19.50%
2036	150,023	20.00%
	$54,056,725	9.89%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$951,418	$1,242,188
› 0.0% - 0.25%	47,881	143,281
› 0.25% - 0.5%	233,363	9,812
› 0.5% - 1.0%	18,125	3,101
› 1.0% - 1.5%	11,319	—
1.00% ultimate guarantee - 2.11% wtd avg interest rate (a)	1,728,028	964,626
1.50% ultimate guarantee - 1.08% wtd avg interest rate (a)	139,686	3,207,602
1.75% ultimate guarantee - 1.71% wtd avg interest rate (a)	49,070	529,851
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	72,633	—
2.25% ultimate guarantee - 1.65% wtd avg interest rate (a)	—	697,144
3.00% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	1,395,218
Allocated to index strategies (see tables that follow)	—	42,612,379
	$3,251,523	$50,805,202
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2020 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.11%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,315	$103,707	$5,129,029	$61,044	$137,218
1.75% - 3%	8,908,370	—	—	—	—
3% - 4%	302,595	2,276	—	—	—
4% - 5%	1,375,290	210,414	1,051,623	—	—
5% - 6%	587,639	178,878	27,849	—	—
6% - 7%	51	—	444	—	—
>= 7%	10,024	7,089	889	5,042	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$139,182	$399,855	$84,457	$93,141
< 20%	1,110,572	—	—	—
20% - 40%	2,581,224	193,097	2,266	—
40% - 60%	2,730,773	67,801	50,850	—
60% - 100%	750,082	—	—	—
> 100%	565,364	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,996,943
1.10% - 1.30%	6,442,128
1.40% - 1.60%	1,875,157
1.70% - 2.00%	273,379
>= 2.10%	7,930

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	362,570
2.25% - 2.75%	194,300
3.00% - 3.50%	1,172,780
3.75% - 5.25%	3,341,369
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.76% based upon prices of options for the week ended January 1, 2021.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Summary of Invested Assets

	December 31, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$39,771	0.1%	$161,765	0.3%
United States Government sponsored agencies	1,039,551	1.9%	625,020	1.1%
United States municipalities, states and territories	3,776,131	7.0%	4,527,671	7.9%
Foreign government obligations	202,706	0.4%	205,096	0.3%
Corporate securities	31,156,827	58.1%	32,536,839	57.2%
Residential mortgage backed securities	1,512,831	2.8%	1,575,664	2.8%
Commercial mortgage backed securities	4,261,227	8.0%	5,786,279	10.2%
Other asset backed securities	5,549,849	10.4%	6,162,156	10.8%
Total fixed maturity securities	47,538,893	88.7%	51,580,490	90.6%
Mortgage loans on real estate	4,165,489	7.8%	3,448,793	6.1%
Derivative instruments	1,310,954	2.4%	1,355,989	2.4%
Other investments	590,078	1.1%	492,301	0.9%
	$53,605,414	100.0%	$56,877,573	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2020

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$26,564,542	55.9%	Aaa/Aa/A	$27,883,428	58.7%
2	19,377,013	40.8%	Baa	18,408,954	38.7%
3	1,299,455	2.7%	Ba	973,581	2.0%
4	256,651	0.5%	B	122,553	0.3%
5	16,288	—%	Caa	61,037	0.1%
6	24,944	0.1%	Ca and lower	89,340	0.2%
	$47,538,893	100.0%		$47,538,893	100.0%
Watch List Securities - December 31, 2020

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
Corporate securities - Public securities	$149,419	$(48,197)	$101,222	$(3,416)	$97,806
Corporate securities - Private placement securities	336,910	(11,996)	324,914	1,565	326,479
Residential mortgage backed securities	31,127	(1,734)	29,393	(348)	29,045
Commercial mortgage backed securities	78,269	—	78,269	(11,254)	67,015
Other asset backed securities	69,650	—	69,650	(2,826)	66,824
United States municipalities, states and territories	19,427	(2,844)	16,583	(951)	15,632
	$684,802	$(64,771)	$620,031	$(17,230)	$602,801
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,032,936	$1,079,322	$763,164	$786,785
United States municipalities, states and territories	3,236,767	3,776,131	4,147,343	4,527,671
Foreign government obligations	177,062	202,706	186,993	205,096
Corporate securities:
Capital goods	2,295,927	2,721,465	2,550,750	2,794,986
Consumer discretionary	5,674,845	6,734,249	6,082,974	6,658,120
Energy	2,140,768	2,359,893	2,499,030	2,677,646
Financials	5,971,097	6,877,472	6,737,325	7,323,150
Government non-guaranteed	539,148	632,178	539,639	606,308
Industrials	276,352	319,823	311,269	336,537
Information technology	1,556,654	1,840,942	1,868,131	2,051,175
Materials	1,543,032	1,803,501	1,818,048	1,961,033
Other	315,628	370,204	439,171	469,344
Telecommunications	1,340,484	1,582,329	1,510,836	1,664,350
Transportation	1,362,858	1,511,499	1,486,540	1,603,997
Utilities	3,728,403	4,403,272	3,978,459	4,390,193
Residential mortgage backed securities:
Government agency	549,677	627,201	591,100	646,787
Prime	771,031	788,933	793,357	815,916
Alt-A	79,248	96,697	93,281	112,961
Commercial mortgage backed securities:
Government agency	398,141	447,726	414,626	437,420
Non-agency	3,721,509	3,813,501	5,176,541	5,348,859
Other asset backed securities:
Auto	258,286	266,065	403,860	411,371
Energy	7,301	8,946	7,495	8,603
Financials	4,441	3,911	4,967	5,493
Industrials	60,894	61,147	167,466	171,273
Collateralized loan obligations	4,255,839	4,112,318	4,787,402	4,612,694
Military housing	464,684	538,356	471,621	539,029
Other	541,724	559,106	407,558	413,693
	$42,304,736	$47,538,893	$48,238,946	$51,580,490

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	December 31, 2020		December 31, 2019
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$699,741	19.5%	$645,991	19.0%
Middle Atlantic	281,971	7.9%	284,597	8.4%
Mountain	391,025	10.9%	389,892	11.4%
New England	24,774	0.7%	9,152	0.3%
Pacific	659,743	18.4%	618,336	18.1%
South Atlantic	832,739	23.3%	751,199	22.0%
West North Central	266,050	7.4%	288,413	8.5%
West South Central	424,111	11.9%	420,031	12.3%
	$3,580,154	100.0%	$3,407,611	100.0%

Property type distribution: commercial mortgage loans
Office	$297,065	8.3%	$250,287	7.3%
Medical Office	20,584	0.6%	29,990	0.9%
Retail	1,187,484	33.2%	1,225,670	36.0%
Industrial/Warehouse	929,325	25.9%	896,558	26.3%
Apartment	939,084	26.2%	858,679	25.2%
Mixed use/Other	206,612	5.8%	146,427	4.3%
	$3,580,154	100.0%	$3,407,611	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020
Unaudited (Dollars in thousands)

	December 31, 2020
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,580,154	$245,807	$366,047	$4,192,008
In workout	—	—	—	—
Delinquent	—	—	273	273
Collateral dependent	—	—	—	—
Principal outstanding	3,580,154	245,807	366,320	4,192,281

Unamortized discounts and premiums, net	—	—	5,212	5,212
Deferred fees and costs, net	(1,266)	(634)	925	(975)
Amortized cost	3,578,888	245,173	372,457	4,196,518

Valuation allowance	(25,529)	(2,130)	(3,370)	(31,029)
Carrying value	$3,553,359	$243,043	$369,087	$4,165,489

		December 31, 2019
		Commercial	Agricultural	Total
Credit exposure - by payment activity
Performing		$3,407,611	$51,303	$3,458,914
In workout		—	—	—
Delinquent		—	—	—
Collateral dependent		—	—	—
Principal outstanding		3,407,611	51,303	3,458,914

Unamortized discounts and premiums, net		—	—	—
Deferred fees and costs, net		(899)	(43)	(942)
Amortized cost		3,406,712	51,260	3,457,972

Valuation allowance
Carrying value		(8,979)	(200)	(9,179)
		$3,397,733	$51,060	$3,448,793

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30

2018
First Quarter	$35.79	$28.90	$29.36	$0.00
Second Quarter	$37.16	$27.06	$36.00	$0.00
Third Quarter	$38.57	$34.51	$35.36	$0.00
Fourth Quarter	$36.39	$25.27	$27.94	$0.28
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2020

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Randy Binner
B. Riley FBR, Inc.
(703) 312-1890
rbinner@fbr.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com

Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
Bob Huang
Morgan Stanley Research
(212) 761-6136
Bob.Huang@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com